FPA Global Equity ETF

FPAG

SUMMARY PROSPECTUS

February 1, 2023

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, at https://fpag.fpa.com. You can also get this information at no cost by calling 1-800-982-4372 or by sending an email request to OrderFPAGlobalEquityETF@ultimusfundsolutions.com. The Fund’s statutory Prospectus and Statement of Additional Information dated February 1, 2023, are incorporated by reference into this Summary Prospectus.

Shares of the Fund are listed and traded on Chicago Board Options Exchange (the “Exchange”).

Investment Objective: The Fund seeks long-term growth of principal and income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses	1.55%
Total Annual Fund Operating Expenses	2.25%
Fee Waiver and Expense Reimbursement(1)	(1.76)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.49%
(1)	First Pacific Advisors, LP, (the “Adviser”) has contractually agreed to limit Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))), to 0.49% of the Fund’s average daily net assets through January 31, 2024, and to 0.59% for the subsequent one-year period ending January 31, 2025. The Adviser may recoup any operating expenses in excess of these limits from the Fund within three years if such recoupment can be achieved within the lesser of the foregoing expense limits and the expense limits in place at the time of recoupment. This agreement may be terminated by the Board of Trustees only on 60 days’ written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example reflects the fee waiver and expense reimbursements for the duration of the waiver/reimbursement period only.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$50	$364	$900	$2,449

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

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Principal Investment Strategies: Although the Fund has adopted a policy to invest at least 80% of its assets in equity securities, the Adviser expects to invest, under normal circumstances, at least 95% of the Fund’s assets in equity securities. The Fund invests primarily in publicly traded common stocks of mid- and large-cap U.S. and non-U.S. companies, including companies in emerging market countries. The Fund defines mid- and large-cap companies to be those with market capitalization equal to or greater than $10 billion at the time of initial purchase. These securities may be traded on major stock exchanges, regional stock exchanges, over-the-counter markets and other quotation systems. Under normal circumstances, the Fund expects to invest at least 40% of its total assets in equity securities of non-U.S. issuers (i.e., issuers headquartered outside the U.S. or at least 50% of its assets are outside the U.S. or 50% of its gross income is from non-U.S. sources). The equity securities held by the Fund may include common stocks, preferred stocks, and depositary receipts.

The Adviser manages the Fund’s portfolio according to its Contrarian Value Equity Strategy, which seeks to invest in companies that currently appear out of favor or undervalued by the stock market, including those mired in bad news according to media headlines, but have a favorable outlook for growth in the Adviser’s estimation over 5-10 years. The Adviser conducts deep research into the underlying financial condition and prospects of individual companies, including potential future earnings, cash flow, and dividends. The Adviser consults with Wall Street professionals, industry consultants and the target company’s customers, competitors and executives to understand the company’s potential. The Adviser may, as part of its research, review current and historic SEC filings, conference call transcripts, and relevant periodicals to gain a full picture of the company.

After identifying target companies for the Fund, the Adviser selects the companies whose equity securities are offered at a “substantial discount” to the Adviser’s estimation of the company’s worth or intrinsic value. In seeking a “substantial discount,” the Adviser looks for genuine bargains by seeking securities it believes have a compelling economic risk/reward proposition on an absolute basis. The Adviser may sell a security if its market price exceeds the Adviser’s estimate of its intrinsic value, or if its economic risk/reward proposition is no longer compelling or less compelling than that of other investments found by the Adviser. To achieve its objective, the Adviser may, at times, accept market volatility in the Fund’s share price and short-term Fund underperformance.

Principal Investment Risks: As with all funds, there is a risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value (“NAV”) and performance.

The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Active Management Risk: The Adviser’s judgments about the growth, value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or not to achieve its investment goal.

Authorized Participant Risk: Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares (“Shares”) may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant risk may be heightened for ETFs that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.

Company-Specific Risk: A particular stock may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Depositary Receipts Risk: Unsponsored depositary receipts held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer, and there is less information available about unsponsored depositary receipts than sponsored depositary receipts; unsponsored depositary receipts are also not obligated to pass through voting rights to the Fund.

Early Close/Trading Halt Risk: The Exchange or market may close or impose a market trading halt or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Emerging Market Securities Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid. There may also be less reliable or publicly-available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards, which could cause errors in the implementation of the Fund’s investment strategy. The Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies.

Equity Securities Risk: Fluctuations in the value of equity securities held by the Fund will cause the NAV of the Fund and the price of its Shares to fluctuate. Equity securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Common stock will be subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, common stocks have experienced significantly more volatility in returns than other asset classes.

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ETF Structure Risk: The Fund is structured as an ETF and is subject to special risks, including:

•	Not Individually Redeemable. Shares are not individually redeemable to retail investors and may be redeemed only to Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. An active trading market for Shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the trading of Shares being suspended or Shares being delisted. An active trading market for Shares may not be developed or maintained. If Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for Shares.
•	Market Price Variance Risk: The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security.
o	In times of market stress, market makers may step away from their role market making in Shares and in executing trades, which can lead to differences between the market value of Shares and the Fund’s NAV.
o	The market price of Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.
o	When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for Shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of Shares and the Fund’s NAV.
o	In stressed market conditions, the market for Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of Shares may, in turn, lead to differences between the market value of Shares and the Fund’s NAV.

Foreign Securities Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Headline Risk: The Fund may invest in companies that are at the center of controversy because of negative media attention regarding its operations, long-term prospects, or management which may cause short-term underperformance.

Large Capitalization Companies Risk:  The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

Limited History of Operations Risk: The Fund is a new ETF with a limited history of operations for investors to evaluate.

Management Risk: There is a risk that an investment technique used by the Fund’s portfolio manager may fail to produce the intended result.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on financial markets worldwide.

Mid-Capitalization Companies Risk: The earnings and prospects of mid-capitalization sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Mid-capitalization companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Non-Diversified Risk: Investments focused in sectors, industries, or issuers that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated. The Fund intends to invest in a variety of securities and instruments, but the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Value Investing Risk: The Adviser’s assessment of a stock’s intrinsic value may never be fully recognized or realized by the market, and a stock judged to be undervalued or overvalued may actually be appropriately priced or its price may decline.

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Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per Share to experience significant increases or declines in value over short periods of time. Because the Adviser seeks to invest in companies that have a favorable outlook for long-term growth, generally over 5-10 years, short-term investors may not reap the full benefits of the Fund’s investment strategy.

Performance: The bar chart and performance table give some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. The bar chart shows performance of the Fund’s shares for each calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting https://fpag.fpa.com or by calling (800) 982-4372.

Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	12/31/2022	12.54%
Worst Quarter:	6/30/2022	(15.60)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2022)

	One Year	Since Inception (12/16/21)
Return before taxes	(17.52)%	(14.94)%
Return after taxes on distributions	(17.92)%	(15.34)%
Return after taxes on distributions and sale of Fund shares	(10.37)%	(11.54)%
MSCI AC World Index (Net)(1)	(18.37)%	(16.18)%
(1)	The MSCI AC World Index (Net) is a stock index designed to track broad global equity-market performance. Maintained by Morgan Stanley Capital International (MSCI), the index comprises the stocks of nearly 3,000 companies from 23 developed countries and 25 emerging markets. Investors cannot invest directly in an index.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: First Pacific Advisors, LP is the Fund’s investment adviser.

Portfolio Managers: Steven Romick, CFA, Managing Partner of the Adviser; Mark Landecker, CFA, Partner of the Adviser; and Brian A. Selmo, CFA, Partner of the Adviser; serve as portfolio managers of the Fund. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund and has served as portfolio manager since the Fund’s inception in December 2021.

Purchase and Sale of Fund Shares: Individual Shares may be purchased and sold in secondary market transactions through a broker dealer or at market price. Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Information on the Fund’s NAV, market price, premiums and discounts and bid-ask spreads is available at https://fpag.fpa.com.

Tax Information: The Fund’s distributions are generally taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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